UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024 (November 27, 2024)

Cardiff Lexington Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-49709	84-1044583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3753 Howard Hughes Parkway, Suite 200, Las Vegas, NV	89169
(Address of principal executive offices)	(Zip Code)

844 628-2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On November 27, 2024, Cardiff Lexington Corporation (the “Company”) filed Certificates of Amendment to the Certificates of Designation for the Company’s Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock, Series I Preferred Stock and Series Y Senior Convertible Preferred Stock (the “Amendments”) with the Nevada Secretary of State’s Office, pursuant to which (i) the Certificates of Designation for the Company’s Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock and Series I Preferred Stock were amended to provide that the conversion prices for such series of Preferred Stock shall be subject to adjustment for reverse stock splits or other stock combinations with respect to the Company’s Common Stock and (ii) the Certificate of Designation for the Company’s Series Y Senior Convertible Preferred Stock was amended to increase the number of authorized shares of Series Y Senior Convertible Preferred Stock from 1,000,000 shares to 1,250,000 shares. The Amendments were approved by the requisite holders of each series of Preferred Stock.

The foregoing summary of the Amendments is qualified in its entirety by reference to the full text of the Amendments, copies of which are filed as exhibits to this report and are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above is incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Certificate of Designation of Series B Preferred Stock of Cardiff Lexington Corporation
3.2	Certificate of Amendment to Certificate of Designation of Series C Preferred Stock of Cardiff Lexington Corporation
3.3	Certificate of Amendment to Certificate of Designation of Series E Preferred Stock of Cardiff Lexington Corporation
3.4	Certificate of Amendment to Certificate of Designation of Series I Preferred Stock of Cardiff Lexington Corporation
3.5	Certificate of Amendment to Certificate of Designation of Series Y Senior Convertible Preferred Stock of Cardiff Lexington Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2024	CARDIFF LEXINGTON CORPORATION

/s/ Alex Cunningham
Name: Alex Cunningham
Title: Chief Executive Officer

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